Exhibit 10.1

THE SECURITIES TO BE ISSUED BY DOUGLAS LAKE MINERALS INC. PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE TRANSFER OF THE SAID SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

ASSET SALE AND PURCHASE AGREEMENT

BETWEEN

KBT DISCOVERY GROUP TANZANIA LTD., THE VENDOR

AND

DOUGLAS LAKE MINERALS INC., THE PURCHASER

DATED

AUGUST 4, 2005

TABLE OF CONTENTS
1.	INTERPRETATION	4
1.1	Definitions	4
1.2	Currency	6
1.3	Best Efforts	6
1.4	Appendices and Schedules	6
2.	SALE AND PURCHASE OF ASSETS	7
2.1	Assets to be Assigned and Transferred on First Closing Date	7
2.2	Assets to be Assigned and Transferred on Second Closing Date	7
2.3	Purchased Assets Only	7
2.4	Title to Purchased Assets	8
2.5	No Liabilities Assumed	8
2.6	Purchase Price	8
2.7	No Registration of the Purchaser Shares; Legend	8
3.	FIRST CLOSING	9
3.1	Time and Place	9
3.2	Transfer of Possession	9
3.3	Procedure for Delivery of Purchaser Shares	9
3.4	Delivery of Investment Letter	9
3.5	Additional Deliveries at First Closing by the Purchaser	10
3.6	Additional Deliveries at First Closing by the Vendor	10
3.7	Closing and General Conveyance Documents	10
3.8	Cost of Registration	10
3.9	Circulation of Conveyance Documents	10
3.10	Subordination of Auxiliary Documents	10
3.11	Cooperation of Filings	11
4.	SECOND CLOSING	11
4.1	Time and Place	11
4.2	Transfer of Possession	11
4.3	Payment of Cash Consideration of Purchase Price	11
4.4	Additional Deliveries at Second Closing by the Vendor	12
4.5	Closing and General Conveyance Documents	12
4.6	Cost of Registration	12
4.7	Circulation of Conveyance Documents	12
4.8	Subordination of Auxiliary Documents	13
4.9	Cooperation of Filings	13
5.	CONDITIONS PRECEDENT TO THE OBLIGATION OF PURCHASER TO CLOSE	13
5.1	Governmental and Other Approvals	13
5.2	Favourable Legal Opinions on First Closing Date	13
5.3	Favourable Legal Opinions on Second Closing Date	14
5.4	Concurrent Closing of Other Prospecting Licences	14
5.5	Satisfactory Due Diligence	14
5.6	Material Compliance By Vendor	14
5.7	Delivery of Conveyance Documents	15
5.8	No Action or Proceeding	15
5.9	Representations and Warranties	15
5.10	Performance of Covenants	15
5.11	Waiver of Conditions	15

6.	CONDITIONS PRECEDENT TO THE OBLIGATION OF VENDOR TO CLOSE	15
6.1	Representations and Warranties	15
6.2	Performance of Covenants	15
7.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE PURCHASER	16
7.1	Capitalization	16
7.2	Purchaser's Public Filings	16
7.3	Authority to Execute Agreement	16
8.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE VENDOR	16
8.1	Existence, Power and Conduct of Business	16
8.2	Corporate Power, Authorization and Enforceable Obligations	17
8.3	Title to Purchased Assets	17
8.4	Mining Property	17
8.5	Investment Intent	19
8.6	Non-US Person	19
8.7	No Other Agreements to Purchase	20
8.8	Full Disclosure	20
8.9	Litigation	20
8.10	No Approvals Required	20
8.11	No Violations	21
8.12	Finder's Fees	21
8.13	No Knowledge	21
9.	ADDITIONAL COVENANTS OF THE PARTIES	21
9.1	Cooperation; Consents	21
9.2	Publicity	21
9.3	No Solicitation or Negotiation	22
10.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS	22
10.1	As to the Parties	22
10.2	Indemnification	22
11.	NO MERGER	22
12.	TERMINATION; REMEDIES	23
12.1	Termination Without Default	23
12.2	Termination Upon Default	23
12.3	Specific Performance	23
13.	MISCELLANEOUS	23
13.1	Entire Agreement	23
13.2	Binding Agreement	24
13.3	Independent Legal Advice	24
13.4	Currency	24
13.5	Severability	25
13.6	Governing Law	25
13.7	Notices	25
13.8	Time of Essence	26
13.9	Authority	26
13.10	Counterparts and Facsimiles	26

THE SECURITIES TO BE ISSUED BY DOUGLAS LAKE MINERALS INC. PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO A "U.S. PERSON" (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE TRANSFER OF THE SAID SECURITIES IS PROHIBITED EXCEPT (I) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; (II) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR (III) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED.

ASSET SALE AND PURCHASE AGREEMENT

This ASSET SALE AND PURCHASE AGREEMENT (the "Agreement") is entered into on this 4th day of August, 2005 by and between KBT Discovery Group Tanzania Ltd. (the "Vendor"), a limited liability company registered under the laws of the United Republic of Tanzania ("Tanzania"), and Douglas Lake Minerals Inc. (the "Purchaser"), a Nevada corporation.

WHEREAS the Vendor wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Vendor, those certain mining concession assets in Tanzania described herein.

IN CONSIDERATION of the covenants and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency is hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1. INTERPRETATION

1.1 Definitions

When used in this Agreement, the following terms shall have the respective meanings set forth below:

(a) "Affiliate" means with respect to any Person (i) a Person directly or indirectly controlling, controlled by or under common control with such Person; or (ii) an officer, director, member or partner of such Person. For these purposes, control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether its the ownership of voting securities, by contract or otherwise.

(b) "Agreement" means this Asset Purchase Agreement, including all exhibits and schedules thereto, as the same may hereafter be amended, modified or supplemented from time to time.

(c) "Applicable Law" means, with respect to any Person, any statute, law, regulation, order, injunction, judgment, decree or other requirement of any Authority applicable to such Person or any of its Affiliates or any of their respective properties, and assets.

(d) "Atlas Africa" means Atlas Africa Limited of P.O. Box 9820, Dar es Salaam;

(e) "Atlas Africa Agreements" means the Joint Venture Agreements between the Vendor and Atlas Africa as described in Schedules "C" and "D".

(f) "Authority" means any governmental, regulatory or administrative body, agency or authority, any court of judicial authority, any arbitrator or any public, private or industry regulatory authority.

(g) "Conveyance Documents" means the documents described in subsections 3.7 and 4.5 required to complete the transfer and assignment of the Purchased Assets.

(h) "Due Diligence Completion Date" means the date as described in subsection 5.5.

(i) "Effective Time" means 12:01 a.m. Vancouver time on the First Closing Date and Second Closing Date, as applicable.

(j) "First Closing" means the consummation of the transactions contemplated in this Agreement at the First Closing Date.

(k) "First Closing Date" means the date upon which the First Closing occurs and as described in subsection 3.1.

(l) "General Conveyances" means the documents as required in accordance with subsection 3.5.

(m) "Investment Letter" means the investment letter in the forms attached hereto as Appendixes "1" and "2".

(n) "KM 7 Licence" means the Tanzanian Prospecting Licence No. 3118/2005 known as "KM 7", a complete copy of the said licence is attached hereto as Schedule "B".

(o) "Knowledge" means, with respect to the Vendor, the actual knowledge of each of its directors, executive officers and key employees and the knowledge that each such Person would have acquired upon diligent inquiry.

(p) "Licences" means the Tabora Licence, the Morogoro and the KM 7 Licence.

(q) "Lien" means any lien, pledge, mortgage, security interest, lease, charge, conditional sales contract, option, restriction, right of first refusal, or any other claim or right whatsoever.

(r) "Morogoro Licence" means the Tanzanian Prospecting Licence No. 3117/2005 known as "Morogoro", a complete copy of the said licence is attached hereto as Schedule "B".

(s) "Other Prospecting Licences" means PLR 2683/2004 and PLR 2957/2005.

(t) "Order" means any decree, order, judgment, writ, award, injunction, rule or consent of or by an Authority.

(u) "Person" means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), or government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof).

(v) "Purchase Price" has the meaning specified at section 2.6.

(w) "Purchased Assets" means the Tabora Licence, Morogoro License, KM 7 Licence and the Atlas Africa Agreements.

(x) "Purchaser Documents" means this Agreement and all other agreements, instruments and certificates to be executed and delivered by the Purchaser in connection with this Agreement.

(y) "Purchaser Shares" means the shares of common stock of the Purchaser being issued by the Purchaser as payment of the Purchase Price.

(z) "Required Contractual Consents" means those consents required to be obtained in order to consummate the transactions contemplated by this Agreement.

(aa) "Required Governmental Approvals" means those filings, notices or approvals required to be obtained in order to consummate the transactions contemplated by this Agreement.

(bb) "Second Closing" means the consummation of the transactions contemplated in this Agreement at the Second Closing Date.

(cc) "Second Closing Date" means the date upon which the Second Closing occurs and as described in subsection 4.1.

(dd) "Securities Act" means the United States Securities Act of 1933, as amended.

(ee) "Tabora Licence" means the Tanzanian Prospecting Licence Renewal No. 2810/2004 known as "Tabora", a complete copy of the said licence is attached hereto as Schedule "A".

(ff) "Vendor Documents" means this Agreement and all other agreements, instruments and certificates to be executed by the Vendor in connection with this Agreement.

1.2 Currency

All monies which are referred to in this Agreement are, unless expressly stated otherwise, expressed in lawful money of United States of America.

1.3 Best Efforts

The parties acknowledge and agree that, for all purposes of this Agreement, an obligation on the part of any party to use its best efforts to obtain any waiver, consent, approval, permit, license or other document shall not require such party to make any payment to any person for the purpose of procuring the same, other than payments for amounts due and payable to such person under the terms of any agreement as it stood prior to the date of this Agreement, payments for incidental expenses incurred by such person and payments required by any applicable law or regulation, nor permit the Vendor without the consent of the Purchaser, which consent may be arbitrarily withheld, to change any contractual rights or obligations in any contracts included in the Purchased Assets.

1.4 Appendices and Schedules

The following appendices and schedules are attached to and incorporated in this Agreement by this reference and deemed to form a part hereof:

(a) Appendix "1" - Investment Letter to be provided by the Vendor and/or its designees who are non-residents of United States, to whom the Purchaser Shares are to be registered.

(b) Appendix "2" - Investment Letter to be provided by the Vendor and/or its designees who are residents of United States, to whom the Purchaser Shares are to be registered.

(c) Schedule "A" - A copy of the Prospecting Licence Renewal No. 2810/2004 known as "Tabora".

(d) Schedule "B" - A copy of Prospecting Licence No. 3117/2005 known as "Morogoro"; and a copy of Prospecting Licence No. 3118/2005 known as "KM 7".

(e) Schedule "C" - Joint Venture Agreement between KBT and Atlas Africa concerning the Morogoro property.

(f) Schedule "D" - Joint Venture Agreement between KBT and Atlas Africa concerning the KM 7 property.

2. SALE AND PURCHASE OF ASSETS

2.1 Assets to be Assigned and Transferred on First Closing Date

Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Vendor and Purchaser herein set forth, at the First Closing Date, the Vendor shall sell, transfer, convey, assign and deliver to the Purchaser, by appropriate deeds, assignments and other instruments satisfactory to the Purchaser, and the Purchaser shall purchase from the Vendor, all of the Vendor's right, title and interest, as of the Effective Time, in and to the Tabora Licence and the Atlas Africa Agreements.

2.2 Assets to be Assigned and Transferred on Second Closing Date

Subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Vendor and Purchaser herein set forth, on or before the Second Closing Date, the Vendor shall cause Atlas Africa to transfer, convey, assign and deliver to the Purchaser, by appropriate deeds, assignments and other instruments satisfactory to the Purchaser, and the Vendor covenants to the Purchaser that the Purchaser will not be required to pay any consideration to Atlas Africa, all of Atlas Africa's right, title and interest in and to the Morogoro Licence, the KM 7 Licence and the Atlas Africa Agreements. More specifically with respect to the Atlas Africa Agreements, the Vendor will cause Atlas Africa to terminate the Atlas Africa Agreements without any consideration being paid by the Purchaser, and the Vendor will cause Atlas Africa to renounce all rights and claims to the Atlas Africa Agreements and to the Morogoro Licence and the KM 7 Licence and the properties described in the said licences themselves.

2.3 Purchased Assets Only

Unless specifically included in the definition of Purchased Assets, all of the other property and assets of Vendor and Atlas Africa shall be excluded from the purchase and sale provided for in this Agreement.

2.4 Title to Purchased Assets

Save and except as described in this Agreement, the Purchased Assets shall be conveyed free and clear of all liabilities, obligations and Liens.

2.5 No Liabilities Assumed

The Purchaser shall not assume or be liable for any liabilities or obligations of the Vendor, direct or indirect, fixed, contingent or otherwise, known or unknown, which exist at the Effective Time or which arise thereafter as a result of any act, omission or circumstance taking place prior to the Effective Time.

2.6 Purchase Price

The purchase price (the "Purchase Price") for all of the Purchased Assets shall be shares of the common stock of the Purchaser (the "Purchaser Shares") consisting of 2,800,000 Shares and cash consideration of US$75,000 to be delivered or paid in accordance with the terms herein described.

2.7 No Registration of the Purchaser Shares; Legend

None of the Purchaser Shares issued pursuant to this Agreement shall, at the time of First Closing, be registered under US federal or state securities laws but, rather, shall be issued pursuant to an exemption therefrom and shall be considered "restricted stock" within the meaning of Rule 144 promulgated under the US Securities Act of 1933, as amended (the "Securities Act"). The Purchaser Shares so issued shall bear a legend worded substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED STOCK" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

Or:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE 1933 ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

The Purchaser shall annotate its records, or cause to be annotated its records, to reflect the restrictions on transfer embodied in the legend set forth above.

3. FIRST CLOSING

3.1 Time and Place

The First Closing shall take place within 10 business days of completion of the Due Diligence Completion Date (the "First Closing Date") or such other date as mutually agreed upon between the Purchaser and the Vendor. The parties agree and acknowledge that the Purchaser's solicitors, Fraser and Company LLP, and the Purchaser's Tanzanian legal counsel, Maajar, Rwechungura, Nguluma & Makani, will handle the preparation and filings, where applicable, of all the Conveyance Documents. All documents shall be executed and delivered in escrow and execution and delivery of First Closing documents shall be deemed to be concurrent requirements and it is specifically agreed that nothing will be complete at the First Closing until everything required to complete the First Closing has been executed, delivered, fully registered or issued, as the case may be. All of the parties to this Agreement hereby agree that if the Purchaser and Vendor agree to extend the First Closing, the First Closing will be on such day that they agree to in writing and all parties hereto are bound to close on such day.

3.2 Transfer of Possession

Title and possession of the Tabora Licence and the Vendor's interests in the Atlas Africa Agreements will pass from Vendor to Purchaser on the First Closing Date and, for all other purposes, if First Closing occurs, the transfer and assignment of the Tabora Licence and the Vendor's interests in the Atlas Africa Agreements from Vendor to Purchaser will be effective as of the Effective Time.

3.3 Procedure for Delivery of Purchaser Shares

At the First Closing,

(a) once the Purchaser's Tanzanian legal counsel has filed with the Tanzanian Commissioner for Mineral Rights those Conveyance Documents duly signed by the Vendor that effect the transfer of the Tabora Licence into the name of the Purchaser; and

(b) the Purchaser's Tanzanian legal counsel has received an Acknowledgement of Transfer from the said Commissioner; and

(c) the Purchaser's Tanzanian legal counsel is in a position to provide the applicable title opinion described in subsection 5.2; and

(d) the Vendor has provided the Purchaser with an assignment of the Atlas Africa Agreements in a form duly approved by the Purchaser's legal counsel; and

(e) the Purchaser has received the Investment Letters described in subsection 3.4; then

(f) the Purchaser shall deliver or cause to be delivered to the Vendor the Purchaser Shares by delivering a treasury order, duly executed by the Purchaser, to the Purchaser's transfer agent who will create the share certificates in the name of the Vendor or its designees.

3.4 Delivery of Investment Letter

At the First Closing, the Vendor shall deliver or cause to be delivered to the Purchaser, the Investment Letter, executed by the Vendor or its designees to whom the Purchaser Shares are to be registered.

3.5 Additional Deliveries at First Closing by the Purchaser

At the First Closing, the Purchaser shall deliver or cause to be delivered to the Vendor:

(a) a copy of the consent of the Purchaser's board of directors approving the terms of this Agreement and the transactions contemplated herein and authorizing the Purchaser to take the necessary steps toward First Closing the transactions described by this Agreement.

3.6 Additional Deliveries at First Closing by the Vendor

At the First Closing, the Vendor shall deliver or cause to be delivered to the Purchaser:

(a) a copy of a consent of the Vendor's board of directors approving the terms of this Agreement and the transactions contemplated herein and authorizing the Vendor to take the necessary steps toward closing the transactions at First Closing and Second Closing as described by this Agreement;

(b) copies of all licences, permits, encumbrances, right of ways and any other documents that evidence a right of any party in the property covered by the Tabora Licence; and

(c) all documentation relating to the Tabora Licence and Atlas Africa Agreements.

3.7 Closing and General Conveyance Documents

Vendor shall execute and deliver to Purchaser and Purchaser shall prepare, execute and deliver to Vendor on the First Closing Date, General Conveyances of the Tabora Licence and Atlas Africa Agreements in the form acceptable to the Purchaser's solicitors, in registrable form to the extent applicable, respecting the Tabora Licence and Atlas Africa Agreements, as may be reasonably required by the Purchaser, to complete the transfer of the Tabora Licence and Atlas Africa Agreements.

3.8 Cost of Registration

Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Tabora Licence and Atlas Africa Agreements and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following First Closing, including any fees or penalties which are levied, to the Purchaser or Vendor, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Vendor's interest in the Tabora Licence and Atlas Africa Agreements.

3.9 Circulation of Conveyance Documents

The Purchaser shall be responsible for promptly providing the Vendor with all such Conveyance Documents relating to the transfer of the Tabora Licence and Atlas Africa Agreements. The Vendor shall promptly arrange for the said Conveyance Documents to be executed or cause to be executed by the appropriate parties to effect the said transfer of the Tabora Licence and Atlas Africa Agreements.

3.10 Subordination of Auxiliary Documents

All documents executed by the Parties and delivered pursuant to the provisions of this section 3, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

3.11 Cooperation of Filings

The Vendor shall, on request and without further consideration, co-operate with the Purchaser by furnishing or using the Vendor's best efforts to cause others to furnish any additional information and/or executing and delivering or using the Vendor's best efforts to cause others, including Atlas Africa, to execute and deliver any additional documents and/or instruments, and doing or using the Vendor's best efforts to cause others, including Atlas Africa, to do any and all such other things as may be reasonably required by the Purchaser or its counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

4. SECOND CLOSING

4.1 Time and Place

The Second Closing shall take place on that date that is on or before 120 days after the First Closing Date (the "Second Closing Date") or such other date as mutually agreed upon between the Purchaser and the Vendor. The parties agree and acknowledge that the Purchaser's solicitors, Fraser and Company LLP, and the Purchaser's Tanzanian legal counsel, Maajar, Rwechungura, Nguluma & Makani, will handle the preparation and filings, where applicable, of all the Conveyance Documents. All documents shall be executed and delivered in escrow and execution and delivery of Second Closing documents shall be deemed to be concurrent requirements and it is specifically agreed that nothing will be complete at the Second Closing until everything required to complete the Second Closing has been executed, delivered, fully registered or issued, as the case may be. All of the parties to this Agreement hereby agree that if the Purchaser and Vendor agree to extend the Second Closing, the Second Closing will be on such day that they agree to in writing and all parties hereto are bound to close on such day.

4.2 Transfer of Possession

The Vendor will cause title and possession of the Morogoro Licence and KM Licence to pass from Atlas Africa to the Purchaser on the Second Closing Date and, for all other purposes, if Second Closing occurs, the transfer and assignment of the Morogoro Licence and KM 7 Licence from Atlas Africa to Purchaser will be effective as of the Effective Time.

The Vendor will cause Atlas Africa to terminate the Atlas Africa Agreements on or before the Second Closing Date.

4.3 Payment of Cash Consideration of Purchase Price

At the Second Closing,

(a) once the Purchaser's Tanzanian legal counsel has filed with the Tanzanian Commissioner for Mineral Rights those Conveyance Documents duly signed by Atlas Africa that effect the transfer of the Morogoro Licence and KM 7 Licence into the name of the Purchaser; and

(b) the Purchaser's Tanzanian legal counsel has received an Acknowledgement of Transfer from the said Commissioner; and

(c) the Purchaser's Tanzanian legal counsel is in a position to provide the applicable title opinion described in subsection 5.3; and

(d) the Vendor has provided the Purchaser with an agreement, declaration and consent of Atlas Africa to terminate the Atlas Africa Agreements in a form duly approved by the Purchaser's legal counsel; then

(e) the Purchaser shall pay to the Vendor the sum of US$25,000, by means of wire transfer or checks as instructed by the Vendor.

Within 6 months after payment of the first US$25,000 as described in 4.3(e), the Purchaser shall pay to the Vendor the sum of US$50,000, representing the balance of the cash consideration of the Purchase Price, by means of wire transfer or checks as instructed by the Vendor.

4.4 Additional Deliveries at Second Closing by the Vendor

At the Second Closing, the Vendor shall deliver or cause to be delivered to the Purchaser:

(a) copies of all licences, permits, encumbrances, right of ways and any other documents that evidence a right of any party in the property covered by the Morogoro Licence and KM 7 Licence; and

(b) all documentation relating to the Morogoro Licence and KM 7 Licence.

4.5 Closing and General Conveyance Documents

Vendor shall cause Atlas Africa to execute and deliver to Purchaser and Purchaser shall prepare, execute and deliver to Vendor on or before the Second Closing Date, General Conveyances of the Morogoro Licence and KM 7 Licence in the form acceptable to the Purchaser's solicitors, in registrable form to the extent applicable, respecting the Morogoro Licence and KM 7 Licence, as may be reasonably required by the Purchaser, to complete the transfer of the Morogoro Licence and KM 7 Licence.

Vendor shall cause Atlas Africa to execute and deliver to Purchaser and Purchaser shall prepare, execute and deliver to Vendor on or before the Second Closing Date, agreements, declarations and consents to the termination of the Atlas Africa Agreements.

4.6 Cost of Registration

Purchaser shall bear all costs incurred in registering all Conveyance Documents relating to the Morogoro Licence and KM 7 Licence and all costs of preparing and registering any further Conveyance Documents Purchaser may reasonably require following Second Closing, including any fees or penalties which are levied, to the Purchaser or Atlas Africa, due to the late or incorrect filing by the Purchaser. Vendor shall bear all costs of registering discharges of security interests registered against Atlas Africa's interest in the Morogoro Licence and KM 7 Licence.

4.7 Circulation of Conveyance Documents

The Purchaser shall be responsible for promptly providing the Vendor with all such Conveyance Documents relating to the transfer of the Morogoro Licence and KM 7 Licence. The Vendor shall promptly arrange for the said Conveyance Documents to be executed or cause to be executed by the appropriate parties to effect the said transfer of the Tabora Licence and KM 7 Licence.

4.8 Subordination of Auxiliary Documents

All documents executed by the Parties and delivered pursuant to the provisions of this section 4, or otherwise pursuant to this Agreement, are subordinate to the provisions hereof and the provisions hereof shall govern and prevail in the event of conflict.

4.9 Cooperation of Filings

The Vendor shall, on request and without further consideration, co-operate with the Purchaser by furnishing or using the Vendor's best efforts to cause others, including Atlas Africa, to furnish any additional information and/or executing and delivering or using the Vendor's best efforts to cause others, including Atlas Africa, to execute and deliver any additional documents and/or instruments, and doing or using the Vendor's best efforts to cause others to do any and all such other things as may be reasonably required by the Purchaser or its counsel to consummate or otherwise implement the transactions contemplated by this Agreement.

5. CONDITIONS PRECEDENT TO THE OBLIGATION OF PURCHASER TO CLOSE

The obligations of the Purchaser to consummate the transactions contemplated herein shall be subject to the fulfillment, at or prior to the First Closing and Second Closing, as applicable, of all of the conditions set forth below in this section 5.

5.1 Governmental and Other Approvals

All Required Governmental Approvals and all Required Contractual Consents shall have been obtained without the imposition of any conditions. All Required Governmental Approvals and Required Contractual Consents shall be in effect and all conditions and requirements prescribed by any of the same to be satisfied on or prior to the First Closing Date and Second Closing Date, as applicable, shall have been satisfied.

5.2 Favourable Legal Opinions on First Closing Date

On the First Closing Date, the Purchaser shall have received:

(a) a favourable legal opinion from the Purchaser's Tanzanian counsel addressed to the Purchaser and Purchaser's solicitors, in form and substance satisfactory to the Purchaser and its counsel and dated the First Closing Date with respect to the compliance of all laws in connection with the corporate status of the Vendor; and

(b) a favourable legal opinion from the Purchaser's Tanzanian counsel addressed to the Purchaser, in form and substance satisfactory to the Purchaser and its legal counsel and dated the First Closing Date that the Tabora Licence has been duly registered in the name of the Purchaser, is legally valid under the Applicable Laws of Tanzania and is in good standing with respect to its filing requirements, that all required payments have been made to the government of Tanzania, that foreign companies can directly own 100% of the Tabora Licence, the mining licences that the Purchaser owns or has an interest in are renewal for one or two additional periods of two years each, that renewal is a formality if the mining licences are in good standing, that the granting of a Prospecting Licence in Tanzania includes the right to drill on the land, that the government of Tanzania only has a 3% royalty interest in the Tabora Licence, and that there are no Liens registered against the Tabora Licence.

5.3 Favourable Legal Opinions on Second Closing Date

On the Second Closing Date, the Purchaser shall have received:

(a) a favourable legal opinion from the Purchaser's Tanzanian counsel addressed to the Purchaser and Purchaser's solicitors, in form and substance satisfactory to the Purchaser and its counsel and dated the Second Closing Date with respect to the compliance of all laws in connection with the corporate status of the Atlas Africa; and

(b) a favourable legal opinion from the Purchaser's Tanzanian counsel addressed to the Purchaser, in form and substance satisfactory to the Purchaser and its legal counsel and dated the Second Closing Date that the Morogoro Licence and KM 7 Licence have been duly registered in the name of the Purchaser, are legally valid under the Applicable Laws of Tanzania and are in good standing with respect to their filing requirements, that all required payments have been made to the government of Tanzania, that foreign companies can directly own 100% of the Morogoro Licence and KM 7 Licence, the mining licences that the Purchaser owns or has an interest in are renewal for one or two additional periods of two years each, that renewal is a formality if the mining licences are in good standing, that the granting of a Prospecting Licence in Tanzania includes the right to drill on the land, that the government of Tanzania only has a 3% royalty interest in the Morogoro Licence and KM 7 Licence, and that there are no Liens registered against the Morogoro Licence and KM 7 Licence.

5.4 Concurrent Closing of Other Prospecting Licences

The First Closing is conditional upon the Purchaser concurrently closing on acquisition of the Other Prospecting Licences.

5.5 Satisfactory Due Diligence

The consummation of the transactions described in this Agreement shall be subject to the completion of the due diligence satisfactory to the Purchaser in its sole and absolute discretion. Upon completion of the Purchaser's due diligence review, the Purchaser shall provide written notice to the Vendor that the Purchaser has completed and is satisfied with its due diligence review, such date is hereinafter referred to as the "Due Diligence Completion Date". The Due Diligence Completion Date shall occur on or before the 120th day following the date this Agreement is made. The Purchaser may, in its sole discretion, provide written notice to the Vendor that the Purchaser has waived its due diligence review and notifies the Vendor of the Due Diligence Completion Date.

If the Purchaser is not satisfied with its due diligence review, the Purchaser may by written notice to the Vendor, terminate this Agreement.

The Purchaser shall have satisfied itself that all transactions contemplated by this Agreement shall be legal and binding under applicable laws.

5.6 Material Compliance By Vendor

The Vendor shall have performed or complied with, in all material respects, the terms and conditions of this Agreement to the extent they are to be performed at or prior to the First Closing Date and Second Closing Date, as applicable.

5.7 Delivery of Conveyance Documents

The Vendor shall have executed and delivered to the Purchaser the Conveyance Documents.

5.8 No Action or Proceeding

The consummation of the transactions contemplated herein shall not violate any Applicable Law. Further, no legal restraint preventing the consummation of the transactions contemplated herein, or imposing material damages in respect thereof, shall be in effect, nor shall there be any action or proceeding pending or threatened by any Person which seeks any of the foregoing.

5.9 Representations and Warranties

The representations and warranties of the Vendor contained in this Agreement and in each other Vendor Document shall have been true and correct when made and shall be true and correct in all material respects on and as of the First Closing Date and Second Closing Date, as applicable, with the same force and effect as though made on and as of the respective First Closing Date and Second Closing Date.

5.10 Performance of Covenants

Each obligation of the Vendor to be performed by it on or before each of the First Closing Date and Second Closing Date pursuant to the terms of this Agreement and each other Vendor Document shall have been duly performed on or before the respective First Closing Date and Second Closing Date.

5.11 Waiver of Conditions

The foregoing conditions are for the exclusive benefit of the respective benefiting parties and may be waived by the respective benefiting parties in writing or in part on or before the respective First Closing Date and Second Closing Date by delivery of a written waiver to that effect, signed by the benefiting party. Notwithstanding any such waiver, completion of the transactions contemplated by this Agreement shall not prejudice or affect in any way the rights of the benefiting party in respect of the warranties and representations of the other party set forth in this Agreement.

6. CONDITIONS PRECEDENT TO THE OBLIGATION OF VENDOR TO CLOSE

The obligation of the Vendor to consummate the transactions contemplated herein shall be subject to the fulfillment, at or before the respective First Closing Date and Second Closing Date, of all the conditions set forth below in this section 6.

6.1 Representations and Warranties

The representations and warranties of the Purchaser contained in this Agreement and in each other Purchaser Document shall have been true and correct when made and shall be true and correct in all material respects on and as of each of the First Closing Date and Second Closing Date with the same force and effect as though made on and as of the respective First Closing Date and Second Closing Date.

6.2 Performance of Covenants

Each of the obligations of Purchaser to be performed by it on or before each of the First Closing Date and Second Closing Date pursuant to the terms of this Agreement and each other Purchaser

Document shall have been duly performed in all material respects on or before the respective First Closing Date and Second Closing Date.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE PURCHASER

The Purchaser represents, warrants and covenants to the Vendor, as representations, warranties and covenants that are true and correct as of the date hereof and that will be true on each of the First Closing Date and Second Closing Date, as follows, and hereby acknowledges that the Vendor is relying on such representations, warranties and covenants in entering into this Agreement:

7.1 Capitalization

The Purchaser's issued and outstanding shares immediately prior to the First Closing Date is 4,058,400 common shares.

7.2 Purchaser's Public Filings

The Purchaser has filed all the reports required to be filed under section 13 of the Securities Exchange Act of 1934.

7.3 Authority to Execute Agreement

The board of directors of the Purchaser, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery by the Purchaser of this Agreement, and has duly agreed to each of the transactions hereby contemplated. the Purchaser has the power and authority to execute and deliver this Agreement, to approve the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. The Purchaser has taken all actions required by law, its constating documents, as amended, or otherwise to authorize the execution and delivery of this Agreement. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of the constating documents, of the Purchaser, or of any agreement, injunction, law, rule or regulation applicable to the Purchaser.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE VENDOR

The Vendor represents, warrants and covenants to the Purchaser, as representations, warranties and covenants that are true and correct as of the date hereof and that will be true on each of the First Closing Date and Second Closing Date, as follows, and hereby acknowledges that the Purchaser is relying on such representations, warranties and covenants in entering into this Agreement:

8.1 Existence, Power and Conduct of Business

The Vendor is a corporation duly organized, validly existing and in good standing under the Applicable Laws of Tanzania, is up to date in all corporate filings required under the Applicable Laws of Tanzania, has the requisite power and authority and all material governmental licenses, authorizations, consents and approvals necessary to own, operate and lease its properties and assets and to conduct its businesses in which it is presently engaged, and is duly qualified to conduct its businesses in all jurisdictions where the nature of its assets or its businesses makes such qualification necessary except in jurisdictions where failure to register does not have a Material Adverse Effect.

"Material Adverse Effect" means, with respect to any party, any condition, event or development which is or would reasonably be expected to have a material adverse effect on:

(a) the business, affairs, properties, capitalization, prospects or financial condition of that party and its subsidiaries taken as a whole; or

(b) the ability of that party to perform and discharge its obligations under this Agreement or any of the other documents incorporated herein.

8.2 Corporate Power, Authorization and Enforceable Obligations

The execution, delivery and performance by the Vendor of this Agreement and all of the other Vendor Documents, and the transfer of Purchased Assets contemplated herein and therein: (1) are within the corporate power of the Vendor, (2) have been duly authorized by all necessary or proper corporate or other action; (3) are not in contravention of, and will not conflict with or violate, any provision of the articles or by-laws of the Vendor; (4) will not contravene, conflict with or violate any Applicable Laws; (5) will not conflict with or result in the breach or termination of or result in the loss of any material benefit under, constitute a default under, or give to others any rights of termination or cancellation of, or accelerate any performance required by or accelerate the maturity of, any indenture, mortgage, deed of trust, lease, agreement, contractual obligation, material agreement or other material instrument to which the Vendor may be a party or by which the Vendor or any of its assets or property is bound (or would be bound but for such default); (6) will not result in the creation or imposition of any mortgage, charge, lien, hypothec, trust, encumbrance, charge, pledge, assignment, security interest, title retention, deposit, trust or any other security arrangement of whatsoever nature or kind upon any of the assets or property of the Vendor, where such creation or imposition could have a Material Adverse Effect; and (7) do not require the consent or approval of any governmental authority or any other person except to the extent that such consents have been obtained and delivered to the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Vendor, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally; and (ii) as limited by equitable principles generally.

8.3 Title to Purchased Assets

The Vendor has good and marketable title to each of the Purchased Assets free and clear of all Liens. The delivery to Purchaser of the instruments of transfer of ownership contemplated by this Agreement will at the Effective Time vest good and marketable title to, or the valid and enforceable right to receive and/or use, each such Purchased Asset in Purchaser, free and clear of all Liens.

8.4 Mining Property

(a) The Vendor is the legal and beneficial owner of a 100% undivided interest in Prospecting Licence Renewal No. 2810/2004 known as "Tabora".

(b) Atlas Africa is the legal and beneficial owner of a 100% undivided interest in Prospecting Licence No. 3117/2005 known as "Morogoro".

(c) The Vendor is the sole partner of a joint venture with Atlas Africa concerning all developments on and to the Morogoro property.

(d) Atlas Africa is the legal and beneficial owner of a 100% undivided interest in Prospecting Licence No. 3118/2005 known as "KM 7".

(e) The Vendor is the sole partner of a joint venture with Atlas Africa concerning all developments on and to the KM 7 property.

(f) Save and except as described in this Agreement, there are no other agreements, adverse interests or options to acquire or purchase the Licences or any portion thereof. No person has any proprietary or possessory interest in the Licences. Other than the 3% royalty held by the government of Tanzania, no person is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, metals or concentrates or any other such products removed or produced from the Licences.

(g) The Tabora Licence is accurately described in Schedule "A" and is free and clear of all Encumbrances (as defined below) subject only to the permitted Encumbrances described in Schedule "A". The Tabora Licence has been properly registered in the applicable Tanzanian land registry office. The Tabora Licence has been properly staked, tagged, located and recorded in accordance with the applicable Tanzania mining laws.

(h) A complete copy of the Atlas Africa Agreements are attached hereto as Schedules "C" and "D".

(i) The Morogoro Licence and KM 7 Licence are accurately described in Schedule "B" and will be free and clear of all Encumbrances on the Second Closing Date, subject only to the permitted Encumbrances described in Schedule "B". The Morogoro Licence and KM 7 Licence have been properly registered in the applicable Tanzanian land registry office. The Morogoro Licence and KM 7 Licence have been properly staked, tagged, located and recorded in accordance with the applicable Tanzania mining laws.

(j) There are no outstanding work orders or actions required or reasonably anticipated to be required to be taken in respect of the rehabilitation or restoration of the property covered by the Licences or relating to environmental matters in respect of the Licences including without limitation, waste disposal and storage or any operations thereon nor has the registered owners of the Licences received notice of same. There are no temporarily suspended mining operations, abandoned projects or projects which could be considered abandoned which would require closure plans or site rehabilitation in respect of the property covered by the Licences or operations thereon. There is no mining operation on the property covered by the Licences. There has never been a mining operation on the property covered by the Licences.

(k) All taxes, rates, duties, fees and assessments imposed, levied or charged upon or against the Licences are paid in full. The Licences are in good standing in accordance with the mining laws of Tanzania.

(l) Conditions on and relating to the property covered by the Licences including with respect to all past and current operations thereon are in compliance with all applicable laws, regulations and orders including without limitation, environmental laws.

(m) No Hazardous Substance (as defined below) has been placed, held located, used or disposed of, on, under or at the property covered by the Licences and no part of such property has been used as a dump site or storage site for any Hazardous Substance. No claim has ever been asserted and there are no present circumstances which could reasonably form the basis for the assertion of any claim against the owners of the Licences for loss, liability, damages, injury, costs or expenses of any kind as a direct or indirect result of the presence on or under the escape, seepage, leakage, spillage, discharge, emission or release from the Property of any Hazardous Substance.

(n) There are no outstanding, pending or threatened, actions, suits or claims, affecting all or any part of the Licences nor is there currently any basis therefor. There have been and presently are, no claims or disputes threatened, proposed, alleged or contemplated which may in any way affect the registered owners of the Licences' right or ability to have access to the property covered by the Licences to conduct its work thereon or which may in any way affect the market value or ownership of the Licences or any portion thereof.

(o) The registered owners of the Licences are not insolvent, have not proposed a compromise or arrangement to its creditors generally, have not taken any proceeding with respect to a compromise or arrangement, have not taken any proceeding to have themselves declared bankrupt or wound-up and has not taken any proceeding to have a receiver appointed of any part of its assets and at present, no encumbrancer or receiver has taken possession of any of its property and no execution or distress is enforceable or levied upon any of its property and no petition for a receiving order in bankruptcy is filed against any of them.

(p) The Vendor has made available, or cause to be made available, to the Purchaser all material information in its possession or control relating to the Licences and shall continue to make available, or cause to be made available, to the Purchaser all information in its possession or control relating to work done on or with respect to the Licences which could possibly be considered significant in indicating that the property covered by the Licences might or might not have potential economic mineralization.

"Encumbrances" means any and all liens, charges, encumbrances, contractual obligations and claims of others, recorded and unrecorded, registered and unregistered.

"Hazardous Substance" means any hazardous substance or pollutant, contaminant, toxic or dangerous waste, substance or material, as defined or regulated by any applicable law, regulation or governmental authority from time to time.

8.5 Investment Intent

The Vendor is acquiring the Purchaser Shares for investment purposes only and not with a view towards resale or redistribution in violation of securities laws, including United States state and federal securities laws. The Vendor agrees to comply with the provisions of applicable securities laws including but not limited the securities law of British Columbia, the United States and the jurisdiction of residence of the Vendor.

8.6 Non-US Person

The Vendor is not a U.S. person ("U.S. Person") as that term is defined in Regulation S of the Securities Act. A "U.S. Person" is defined by Regulation S to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the 1933 Act] who are not natural persons, estates or trusts.

8.7 No Other Agreements to Purchase

No person other than the Purchaser has any written or oral agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase or acquisition from the Vendor of any of the Purchased Assets or any interest thereof.

8.8 Full Disclosure

The Vendor warrants that the information contained in this Agreement as of this date does not, contain any untrue statement of a material fact, and this Agreement does not omit to state any material fact necessary to make any statements, in light of the circumstances under which such statements were made, not misleading.

8.9 Litigation

There are no outstanding orders, judgements, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against the Vendor or the Purchased Assets. There are no actions, suits or proceedings pending, or, to the knowledge of the Vendor, threatened against or affecting the Vendor or any of its officers or directors relating to their positions as such, or any of their properties, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in connection with the business, operations or affairs of the Vendor, which might result in any material adverse change in the operations or financial condition of the Vendor.

8.10 No Approvals Required

No further registration, qualification, designation, declaration or filing order, permit, filing, consent, licence, decree, authorization or approval of, from or with any governmental authority on the part of the Vendor is necessary or advisable in order to ensure the legality, validity, binding effect and enforceability of this Agreement, the transfer of the Purchased Assets to the Purchaser or in connection with the consummation of the transactions contemplated by this Agreement, except for (a) compliance with the applicable securities regulations; and (b) compliance with the requirements of the Applicable Laws of Tanzania.

8.11 No Violations

The Vendor is not (a) in violation of its charter, by-laws or other organizational document or of any law, administrative regulation, ordinance, order, judgment or decree of any court or governmental agency, arbitration panel or authority applicable thereto, except for violations which, individually or in the aggregate, would not have a Material Adverse Effect; and (b) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust, or any other agreement or instrument to which it is a party or by which it is bound or by which its properties are bound or affected, except for violations which, individually or in the aggregate, would not have a Material Adverse Effect, and there exists no condition which, with the passage of time or otherwise, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any material indebtedness.

8.12 Finder's Fees

The Vendor has not incurred any liability, contingent or otherwise, for brokers' or finders' fees in respect of this transaction for which the Purchaser shall have any obligation or liability.

8.13 No Knowledge

To the knowledge of the Vendor, there exist no facts which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from completing the transactions herein contemplated.

9. ADDITIONAL COVENANTS OF THE PARTIES

9.1 Cooperation; Consents

Prior to each of the First Closing Date and Second Closing Date, each party shall cooperate with the other to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all Authorities and other Persons the consent or approval of which, or a license or permit from which, is required for the consummation of the transactions contemplated herein and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations. The parties shall also use their respective best efforts to expedite the review process and to obtain all such necessary consents, approvals, licenses and permits as promptly as practicable. To the extent permitted by Applicable Law, the parties shall request that each Authority or other Person whose review, consent or approval is requested treat as confidential all information which is submitted to it. The Vendor and Purchaser shall bear their own costs and expenses incurred or fees paid to Authorities to obtain any governmental approvals and contractual consents. Each Party shall bear its own costs and expenses (including fees paid to authorities) incurred to obtain such consents, approvals, licenses or permits.

9.2 Publicity

The Purchaser may publish any press releases or disseminate any news regarding this Agreement or transaction contemplated herein prior or after the First Closing and Second Closing. Prior to the First Closing, and prior to the Second Closing, all news releases with respect to the transactions contemplated by the respective First Closing and Second Closing shall be reviewed by the Vendor and comments that may be by the Vendor shall be incorporated into the release.

9.3 No Solicitation or Negotiation

Unless and until this Agreement is terminated, the Vendor shall not, nor shall it cause, suffer or permit the directors, officers, employees, representatives, agents, investment bankers, advisors, accountants or attorneys of the Vendor to, initiate or solicit, directly or indirectly, any inquiries or the making of any proposal that constitutes or could be reasonably expected to lead to the transfer of one or more of the Purchased Assets, or an interest in the Purchased Assets, from any Person, or engage in any discussions or negotiations relating thereto, or accept any such acquisition or otherwise facilitate, attempt to seek or continue any of the foregoing.

10. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 As to the Parties

The representations, warranties and covenants of the parties contained herein shall survive the execution and delivery of this Agreement, the First Closing, the Second Closing and the consummation of the transactions called for by this Agreement for a period of six years from the First Closing Date and Second Closing Date.

10.2 Indemnification

After each of the First Closing Date and Second Closing Date, each party to this Agreement (the "Indemnifying Party") will indemnify the other parties against any and all debts, losses, claims, demands, costs and expenses whatsoever, whether absolute or contingent, including solicitors fees, on a solicitor and own client basis, resulting from, arising out of or in any manner whatsoever occasioned by:

(a) any breach of any covenant or agreement of the Indemnifying Party as set forth in this Agreement;

(b) any untruth, inaccuracy or incompleteness of any representation of the Indemnifying Party set forth in this Agreement; or

(c) any non-fulfilment or non-performance of any agreement or condition on the part of the Indemnifying Party under this Agreement.

11. NO MERGER

The representations and warranties set forth in sections 7 and 8 and the indemnity set forth in subsection 10.2 and the covenants in section 9.3 shall be deemed to apply to all assignments, transfers and other Conveyance Documents and there shall not be any merger of any representation, warranty, indemnity or covenant in such assignments, transfers or other Conveyance Documents, before, on or after each of the First Closing and Second Closing, notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

12. TERMINATION; REMEDIES

12.1 Termination Without Default

Anything herein to the contrary notwithstanding, this Agreement and the transaction contemplated by this Agreement may otherwise be terminated before the First Closing only as follows (and in no other manner), except as specified in subsection 12.2:

(a) Mutual Consent. By the mutual consent in writing of the parties.

(b) Conditions to Purchaser's Performance Impossible. By the Purchaser upon written notice to the Vendor if any event occurs which would render impossible the satisfaction of one or more conditions to the obligations of the Purchaser set forth in section 5.

(c) Conditions to Vendor's Performance Impossible. By the Vendor upon written notice to the Purchaser if any event occurs which would render impossible the satisfaction of one or more conditions to the obligations of the Vendor set forth in section 6.

12.2 Termination Upon Default

Either party may terminate this Agreement by giving notice to the other on or prior to the First Closing Date, without prejudice to any rights or obligations it may have, if (i) after written notice of the default and the passage of (A) ten (10) days, in the case of a default which is by its nature incapable of being cured, or (B) thirty (30) Days, or such shorter period as may end upon the scheduled First Closing Date, in the case of a default which by its nature is capable of being cured, the other party has failed in the due and timely performance of any of its covenants or agreements herein contained or there shall have been a breach of the other's warranties or representations herein contained, and (ii) such failure or breach could reasonably be expected to give the non-defaulting party grounds not to close pursuant to sections 5 or 6, as the case may be. In any such event the party who is not guilty of the breach may, in addition to all of its other rights and remedies, recover all losses incurred by it from the party responsible for the breach.

12.3 Specific Performance

The parties acknowledge that the Purchased Assets are unique and cannot be obtained by the Purchaser except from the Vendor and for that reason, among others, the Purchaser will be irreparably damaged in the absence of the consummation of this Agreement. Therefore, in the event of any breach by the Vendor of this Agreement, the Purchaser shall have the right, at its election and without prejudice to any of its other rights and remedies, to obtain an order for specific performance of this Agreement, without the need to post a bond or other security, to prove any actual damage or to prove that money damages would not provide an adequate remedy.

13. MISCELLANEOUS

13.1 Entire Agreement

In and for the purposes of this Agreement:

(a) words importing the singular include the plural and vice versa, and words importing gender include all genders;

(b) the provisions of headings and the division of this Agreement into sections, subsections and paragraphs is for the convenience of reference only and shall not affect the interpretation of this Agreement;

(c) unless otherwise stated, all references in this Agreement to a designated "section", "subsection" or other subdivision is to the designated section, subsection or other subdivision of this Agreement;

(d) no supplement, amendment, modification, waiver or termination of this Agreement will be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision (whether or not similar) or will such waiver constitute a continuing waiver unless otherwise expressly provided; and

(e) this Agreement and all schedules attached hereto, together with any other documents to be delivered pursuant hereto, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussion whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein.

13.2 Binding Agreement

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; provided, that neither this Agreement nor any right hereunder shall be assignable by the Purchaser, or the Vendor without the prior written consent of the other parties.

13.3 Independent Legal Advice

The Vendor acknowledges and agrees that Fraser and Company LLP is the legal counsel for only the Purchaser. David Smalley, a partner at Fraser and Company LLP is a shareholder of the Purchaser, and as a consequence, the directors of the Purchaser has been advised to seek independent legal advice prior to signing this Agreement. In the event of a dispute between any of the parties, Fraser and Company LLP will not represent any party in any such dispute.

The Vendor, by signing this Agreement, hereby represents and warrants to the Purchaser and Fraser and Company LLP that the Vendor has had the opportunity to seek, and was not prevented nor discouraged by the Purchaser or Fraser and Company LLP from seeking independent legal advice prior to the execution and delivery of this Agreement and that, in the event that the Vendor did not avail itself of that opportunity prior to signing this Agreement, the Vendor did so voluntarily without any undue pressure and agrees that failure to obtain independent legal advice shall not be used as a defence to the enforcement of obligations under this Agreement.

13.4 Currency

All monies which are referred to in this Agreement are, unless expressly stated otherwise, expressed in lawful money of United States of America.

13.5 Severability

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

13.6 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia which shall be deemed to be the proper law hereof and in so doing the Courts of British Columbia shall have jurisdiction (but not exclusive jurisdiction) to:

(a) entertain and determine all disputes and claims, whether for specific performance, injunction, declaration, or otherwise howsoever both at law and in equity, arising out of or in any way connected with the construction, breach, or alleged, threatened, or anticipated breach of this Agreement; and

(b) hear and determine all questions concerning validity, existence, or enforceability thereof.

13.7 Notices

All notices or other communications required hereunder shall be in writing and shall be sufficient in all respects and shall be deemed delivered, if sent via registered or certified mail, postage prepaid and properly addressed, 15 days following the date of mailing; if sent by a courier service (e.g. FedEx), the fourth business day following dispatch; if transmitted by facsimile, one (1) business day after the time of facsimile transmission; or if by personal delivery, on the date of physical delivery:

To the Purchaser:

Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia
Canada V6C 1V5
Attention: President
Fax no.: (604) 687-7179

With a copy to:

Fraser and Company LLP
Suite 1200 - 999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2
Attention: David Smalley
Fax no.: (604) 669-5791

To the Vendor:

KBT Discovery Group Tanzania Ltd.
P.O. Box 75092
Dar es Salaam, Tanzania

Fax no.: (255) (22) 2134185
Attention: President

13.8 Time of Essence

Time shall be of the essence of this Agreement.

13.9 Authority

The parties executing this Agreement on behalf of the Vendor and Purchaser represent and warrant that they have been authorized by their respective company to enter into this Agreement and to bind their respective company to all the provisions of this Agreement.

13.10 Counterparts and Facsimiles

This Agreement may be executed by the parties hereto in as many counterparts as may be necessary, and each such agreement so executed shall be deemed to be an original and, provided that all of the parties have executed a counterpart, such counterparts together shall constitute a valid and binding agreement, and notwithstanding the date of execution shall be deemed to bear the date as set forth above. Such executed copy may be transmitted by telecopied facsimile or other electronic method of transmission, and the reproduction of signatures by facsimile or other electronic method of transmission will be treated as binding as if originals.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
DOUGLAS LAKE MINERALS INC. Per: /s/ Laurence Stephenson Laurence Stephenson, President	KBT DISCOVERY GROUP TANZANIA LTD. per: /s/ Kulvinder Kal Matharu Kulvinder Kal Matharu, President

Appendix "1"

INVESTMENT LETTER FROM NON-RESIDENTS OF UNITED STATES

Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia
Canada V6C 1V5

Attention: President

Dear Sir:

In connection with the acquisition of _______________ shares of the common stock (the "Securities") of Douglas Lake Minerals Inc. (the "Company") pursuant to an asset sale and purchase agreement dated the 4th of August, 2005 between KBT Discovery Group Tanzania Ltd. and the Company, the undersigned (the "Undersigned"), hereby makes the following acknowledgements, representations and warranties:

1. US Offshore Transaction. The Undersigned acknowledges and agrees that the offer was not made to the Undersigned when the Undersigned was in the United States and that:

(a) the Undersigned is not a U.S. Person;

(b) the Securities are not being acquired directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States and the Undersigned does not have any agreement or understanding (either written or oral) with any U.S. Person or a person in the United States respecting:

(i) the transfer or assignment of any rights or interest in any of the Securities;

(ii) the division of profits, losses, fees, commissions, or any financial stake in connection with this subscription; or

(iii) the voting of the Securities;

(c) the Undersigned will not engage in any Directed Selling Efforts, as that term is defined in Regulation S of the Securities Act of 1933, as amended, (the "1933 Act") in respect of the Securities;

(d) the Undersigned agrees not the resell the Securities in the United States or to a U.S. Person during the distribution compliance period, which is one year from the First Closing Date;

(e) the Undersigned acknowledges that there are restrictions on the resale of the Securities, agrees not to resell or distribute the Securities to the public and agrees to comply with the securities laws of the United States and the securities laws of the residence of the Undersigned. The Undersigned agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period unless in compliance with the 1933 Act; and

1

(f) the Undersigned acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; provided, however, that if the Securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures are implemented to prevent any transfer of the Securities not made in accordance with the provisions of Regulation S.

2. Definition of U.S. Person. A "U.S. Person" is defined by Regulation S to be any person who is:

(a) any natural person resident in the United States;

(b) any partnership or corporation organized or incorporated under the laws of the United States;

(c) any estate of which any executor or administrator is a U.S. person;

(d) any trust of which any trustee is a U.S. person;

(e) any agency or branch of a foreign entity located in the United States;

(f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g) any partnership or corporation if:

(h) organized or incorporated under the laws of any foreign jurisdiction; and

(i) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501(a) of the 1933 Act] who are not natural persons, estates or trusts.

3. Residency. The Undersigned is resident in the jurisdiction set out under the address of Undersigned on the signature page below, which address is the ordinary residence or place of business of the Undersigned, and, if the Undersigned is a corporate entity, it was not created nor is it used solely for the purpose of acquiring the Securities.

4. Deemed Statutory Underwriter. The Undersigned acknowledges that if the Undersigned acquires the Securities and resell them into the United States not in accordance with the provisions of Regulation S, the Undersigned may be deemed a statutory underwriter under section 2(11) of the 1933 Act.

5. Not an Underwriter. The Undersigned is not an underwriter of, or dealer in, the common shares of the Company, nor is the Undersigned participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities.

6. Investment Intent. The Undersigned is acquiring the Securities for investment solely for his own account and not with a present view to any distribution, transfer or resale to others, including any "distribution" within the meaning of 1933 Act or the securities laws of any state. The

2

Undersigned understands that the Securities have not and will not be registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of the Undersigned's representations made herein.

7. No Intention to Circumvent 1933 Act Registration Requirements. The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act.

8. Financial Ability. The Undersigned is financially able to bear the economic risks of an investment in the Company and has no need for liquidity in this investment. Furthermore, the financial capacity of the Undersigned is of such a proportion that the total cost of the Undersigned's commitment is not material when compared with his total committed capital. The Undersigned is financially able to suffer a complete loss of this investment.

9. Experience. The Undersigned acknowledges that he is a sophisticated investor, having such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Securities so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Securities, and fully understands the speculative nature of the Securities.

10. Resell Outside U.S. The Undersigned is aware that the Securities may not be offered or re-sold in the United States without registration under the 1933 Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Company has no present intention of filing a registration statement under the 1933 Act in respect of the Securities. The Undersigned undertakes and agrees that it will not offer or re-sell any of the Securities in the United States unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and pursuant to the applicable securities regulations of the residence of the Undersigned, or pursuant to an available exemption from such registration. Further that the Undersigned will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

11. Review of Public Documents. The Undersigned has had the opportunity to review all filings made by the Company with the United States Securities and Exchange Commission, available at the SEC's web site at www.sec.gov.

12. Limited Public Market. The Undersigned understands that Company's common shares are quoted on the OTC Bulletin Board and there has been only a limited public market for the Company's common shares. The Company has made no assurances that the limited public market will continue. An active trading market for the Company's common shares may not develop and the Undersigned may not be able to resell the Securities at prices equal to or greater than the price paid for the Securities. The market price of the Company's common shares may decline as the result of announcements by the Company or its competitors, variations in the Company's results of operations, and market conditions in the mining industries in general.

13. Restricted Securities. The Undersigned acknowledges that the Securities have not been registered under the 1933 Act and are "restricted securities" as that term is defined in Rule 144 promulgated thereunder and may not be offered or re-sold in the United States unless they are subsequently

3

registered under the 1933 Act or an exemption from such registration is available. The certificates evidencing the Securities will contain a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE 1933 ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

14. Stock Transfer. The Undersigned is aware that stop-transfer instructions may be given to the transfer agent of the common stock of the Company to prevent any unauthorized or illegal transfer of the Securities.

15. Reliance for Exemptions. The Undersigned understands that the Securities are being issued to him pursuant to exemptions from the registration requirements of federal and applicable state securities laws and acknowledges that the Company is relying upon the Undersigned's representations made herein as the basis for such exemptions. By initialling against one of the paragraphs below, the Undersigned represents, warrants and certifies that he complies with at least one of the following conditions (if joint investors, both parties must initial):

(a) CAD$97,000 Exemption. The Undersigned is acquiring sufficient Securities so that the aggregate acquisition cost of the Securities to the Undersigned is not less than CAD$97,000, is not a corporation, syndicate, partnership or other form of incorporated or unincorporated entity or organization created solely to permit the purchase of the Securities (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Securities is less than CAD$97,000, is acquiring the Securities as principal for his own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, and no commission or finder's fee is paid to a non-arm's length party in connection with the issuance of the Securities.

OR

(b) BC - Accredited Investor Exemption. The Undersigned is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, is an "accredited investor" as defined in Multilateral Instrument 45-103 "Capital Raising Exemptions" published by the Canadian Securities Administrators, and no commission or finder's fee is paid to a non-arm's length party in connection with the issuance of the Securities. Specifically, the Undersigned represents and warrants that the Undersigned qualifies under the following category or categories of "accredited investor" as indicated by the Undersigned's initial (SUBSCRIBER MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE BELOW; IF JOINT INVESTORS, BOTH PARTIES MUST INITIAL):

(initial)

________ (i) an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CAD$1,000,000;

4

________ (ii) an individual whose net income before taxes exceeded CAD$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CAD$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;

________ (iii) a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least CAD$5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements;

________ (iv) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account;

________ (v) a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser;

________ (vi) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors; or

________ (vii) the Undersigned is another type of "accredited investor" as that term is defined in MI 45-103, namely _____________________________.
OR

(c) BC - Family, Friends and Business Associates Exemption. The Undersigned is purchasing the Securities as principal for its own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities, no commission or finder's fee is paid to any director, officer, founder or control person of the Company or a non-arm's length party in connection with the issuance of the Securities, and the Undersigned complies with one or more of the following:

(initial)

_______ (A) the Undersigned is a director, senior officer or control person of the Company, or of an affiliate of the Company;

________ (B) the Undersigned is a spouse, parent, grandparent, brother, sister or child of ______________________________________, a director, senior officer or control person of the Company, or of an affiliate of the Company;

5

________ (C) the Undersigned is a parent, grandparent, brother, sister or child of the spouse of ______________________________________, a director, senior officer or control person of the Company, or of an affiliate of the Company;

________ (D) the Undersigned is a close personal friend(1) of _________________________ _________________________, a director, senior officer or control person of the Company, or of an affiliate of the Company, and has known the director, senior officer, or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the said person;

________ (E) the Undersigned is a close business associate(2) of _____________________ ____________________, a director, senior officer or control person of the Company, or of an affiliate of the Company, and has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the said person;

________ (F) the Undersigned is a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company;

________ (G) the Undersigned is a parent, grandparent, brother, sister or child of the spouse of a founder of the Company;

________ (H) the Undersigned is a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (A) to (G) [also initial corresponding paragraph]; or

________ (I) the Undersigned is a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (A) to (G) [also initial corresponding paragraph].

(1) Note that the term "close personal friend" means an individual who has known the director, senior officer, founder or control person of the Company well enough and for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person. The term close personal friend can include family members not already listed in the exemption if the family member is in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person.

An individual is not a close personal friend solely because the individual is a relative or a member of the same organization, association or religious group.

An individual is not a close personal friend solely because the individual is a client, customer or former client or customer of the Company. For example, an individual is not a close personal friend of the Company simply because the individual is a client or former client of the Company.

The relationship between the investor and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, senior officer, founder or control person.

6

(2) Note that the term "close business associate" means an individual who has had sufficient prior business dealings with the director, senior officer, founder or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer, founder or control person.

A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate.

An individual is not a close business associate solely because the individual is a client, customer or former client or customer of the Company. For example, an individual is not a close business associate of the Company solely because the individual is a client or former client of the Company.

The relationship between the investor and the director, senior officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, senior officer, founder or control person.
OR

(initial)

________        (ii) Employee, Director, Senior Officer and Consultant Exemption. The Undersigned is an employee, director, senior officer or consultant of the Company, and:

(A) the Undersigned is acquiring the Securities as principal for his own account and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities;

(B) the Undersigned is acquiring the Securities voluntarily;

(C) this acquisition of the Securities does not confer upon or imply in favour of the Undersigned any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Undersigned's office, employment or service at any time pursuant to the arrangements pertaining to same;

(D) if the Undersigned is a consultant, he is providing consulting, technical, management or other services to the Company under a written contract and, in the reasonable opinion of the Company, spends a significant amount of time and attention on the affairs and business of the Company; and

(E) no commission or finder's fee is paid to any director, officer, founder or control person of the Company or a non-arm's length party in connection with the issuance of the Securities.

16. Additional Prospectus Exemptions for Offshore (Non-US and Non-Canadian) Residents. If the Undersigned is resident outside of United States and Canada, the Undersigned further represents and warrants to the Company (as representations and warranties that are true as of the date of this Agreement and as of the First Closing Date (which representations and warranties shall survive the applicable First Closing Date), that:

(a) the Undersigned is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Undersigned is resident (the

7

"International Jurisdiction") which would apply to the acquisition of the Securities, if any;

(b) the Undersigned is acquiring the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Undersigned is permitted to acquire the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(c) the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities.

17. BC's Offshore Resale Policy. If the Undersigned is a resident of British Columbia, the Undersigned may have an exemption from registration under the BC Securities Act to resell the Securities if the Undersigned complies with B.C. Securities Commission's BC Instrument 72-502 "Trade In Securities of U.S. Registered Issuers".

According to BC Instrument 72-502, a B.C. resident who acquired securities under a prospectus exemption in a company that is not a reporting issuer under the BC Securities Act may sell those securities without filing a prospectus under the BC Securities Act, if all of the following conditions are met:

(a) The securities of the Company are registered under section 12 of the U.S. Securities Exchange Act of 1934, as amended, or the Company is required to file reports under section 15(d) of that Act.

(b) The seller's residential address or registered office is in British Columbia.

(c) A 4-month period has passed since the date the Company issued the securities to the seller.

(d) If the seller is a control person of the Company, then the seller has held the securities for at least 6 months.

(e) The number of securities the seller proposes to sell, plus the number of securities of the Company of the same class that the seller has sold in the preceding 12-month period, does not exceed 5% of the Company's outstanding securities of the same class.

(f) The seller sells the securities through a registered investment dealer.

(g) The registered investment dealer executes the trade through an exchange, or market, outside Canada.

(h) There has been no unusual effort made to prepare the market or create a demand for the securities.

(i) The seller has not paid any extraordinary commission or other consideration for the trade.

8

(j) If the seller is an insider of the Company, the seller reasonably believes that the Company is not in default of the securities legislation (including U.S. federal and state securities legislation) that governs the Company.

18. Accuracy of Undersigned's Representations. The Undersigned represents that the information and representations contained in this letter are true, correct and complete.

Dated: ________________, 2005 [First Closing Date]

Signature of Undersigned

Print Name of Undersigned

Address of Undersigned

Telephone no. of Undersigned

9

Appendix "2"

INVESTMENT LETTER FROM RESIDENTS OF UNITED STATES

Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia
Canada V6C 1V5

Attention: President

Dear Sir:

In connection with the acquisition of _______________ shares of the common stock (the "Securities") of Douglas Lake Minerals Inc. (the "Company") pursuant to an asset sale and purchase agreement dated the 4th of August, 2005 between KBT Discovery Group Tanzania Ltd. and the Company, the undersigned (the "Undersigned"), hereby makes the following acknowledgements, representations and warranties:

1. Residency. The Undersigned is resident in the jurisdiction set out under the address of Undersigned on the signature page below, which address is the ordinary residence or place of business of the Undersigned, and, if the Undersigned is a corporate entity, it was not created nor is it used solely for the purpose of acquiring the Securities.

2. Deemed Statutory Underwriter. The Subscriber acknowledges that if the Subscriber acquires the Securities with a view to the distribution of the Securities, or participates or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking, the Subscriber may be deemed a statutory underwriter under section 2(11) of the Securities Act of 1933, as amended, (the "1933 Act").

3. Not an Underwriter. The Undersigned is not an underwriter of, or dealer in, the common shares of the Company, nor is the Undersigned participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities.

4. Investment Intent. The Undersigned is acquiring the Securities for investment solely for his own account and not with a present view to any distribution, transfer or resale to others, including any "distribution" within the meaning of 1933 Act or the securities laws of any state. The Undersigned understands that the Securities have not and will not be registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of the Undersigned's representations made herein.

5. No Intention to Circumvent 1933 Act Registration Requirements. The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act.

6. Financial Ability. The Undersigned is financially able to bear the economic risks of an investment in the Company and has no need for liquidity in this investment. Furthermore, the financial capacity of the Undersigned is of such a proportion that the total cost of the Undersigned's commitment is not material when compared with his total committed capital. The Undersigned is financially able to suffer a complete loss of this investment.

1

7. Experience. The Undersigned acknowledges that he is a sophisticated investor, having such knowledge and experience in financial and business matters in general and with respect to investments of a nature similar to that evidenced by the Securities so as to be capable, by reason of such knowledge and experience, of evaluating the merits and risks of, and making an informed business decision with regard to, and protecting his own interests in connection with, the acquisition of the Securities, and fully understands the speculative nature of the Securities.

8. Resale Restrictions. The Undersigned is aware that the Securities may not be offered or re-sold in the United States without registration under the 1933 Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable states and acknowledges that the Company has no present intention of filing a registration statement under the 1933 Act in respect of the Securities. The Undersigned undertakes and agrees that it will not offer or re-sell any of the Securities to the public unless such securities are registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and pursuant to the applicable securities regulations of the residence of the Undersigned, or pursuant to an available exemption from such registration. Further that the Undersigned will not resell the Securities, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

9. Review of Public Documents. The Undersigned has had the opportunity to review all filings made by the Company with the United States Securities and Exchange Commission, available at the SEC's web site at www.sec.gov.

10. Limited Public Market. The Undersigned understands that Company's common shares are quoted on the OTC Bulletin Board and there has been only a limited public market for the Company's common shares. The Company has made no assurances that the limited public market will continue. An active trading market for the Company's common shares may not develop and the Undersigned may not be able to resell the Securities at prices equal to or greater than the price paid for the Securities. The market price of the Company's common shares may decline as the result of announcements by the Company or its competitors, variations in the Company's results of operations, and market conditions in the mining industries in general.

11. Restricted Securities. The Undersigned acknowledges that the Securities have not been registered under the 1933 Act and are "restricted securities" as that term is defined in Rule 144 promulgated thereunder and may not be offered or re-sold in the United States unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The certificates evidencing the Securities will contain a legend substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED STOCK" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO THE EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

12. Stock Transfer. The Undersigned is aware that stop-transfer instructions may be given to the transfer agent of the common stock of the Company to prevent any unauthorized or illegal transfer of the Securities.

13. Reliance for Exemptions. The Undersigned understands that the Securities are being issued to him pursuant to exemptions from the registration requirements of federal and applicable state

2

securities laws and acknowledges that the Company is relying upon the Undersigned's representations made herein as the basis for such exemptions. By initialling against one of the paragraphs below, the Undersigned represents, warrants and certifies that he complies with at least one of the following conditions (if joint investors, both parties must initial):

(a) Accredited Investor. The Undersigned is an "accredited investor" within the meaning of Regulation D of 1933 Act. Specifically, the Undersigned represents and warrants that the Undersigned qualifies under the following category or categories of "accredited investor" (INVESTOR MUST INDICATE THE APPLICABLE CATEGORY OR CATEGORIES BY INITIALING EACH APPLICABLE SPACE BELOW; IF JOINT INVESTORS, BOTH PARTIES MUST INITIAL):

   (initial)

________ (i) the Undersigned is a director or executive officer of the Company;

________ (ii) the Undersigned is a natural person whose individual net worth, or joint net worth with his or her spouse, at the date of the Agreement, exceeds US$1,000,000;

________ (iii) the Undersigned is a natural person whose individual income exceeded US$200,000 in each of the two most recent years, or whose joint income with spouse exceeded US$300,000 in each of those years, and who reasonably expects to receive at least the same level of income in the current year;

________ (iv) the Undersigned is an organization or entity in which all of the equity owners consist solely of persons who meet the requirements specified in (i), (ii) or (iii) above;

________ (v) the Undersigned is a trust, corporation or partnership with total assets in excess of US$5,000,000 not formed for the specific purpose of acquiring the Securities; or

________ (vi) the Undersigned is another type of "accredited investor" as that term is defined in Regulation D, namely ___________________________________.

14. Additional Prospectus Exemptions for Offshore (Non-US and Non-Canadian) Residents. If the Undersigned is resident outside of United States and Canada, the Undersigned further represents and warrants to the Company (as representations and warranties that are true as of the date of this Agreement and as of the First Closing Date (which representations and warranties shall survive the applicable First Closing Date), that:

(a) the Undersigned is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the "Authorities") having application in the jurisdiction in which the Undersigned is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities, if any;

(b) the Undersigned is acquiring the Securities pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Undersigned is permitted to

3

acquire the Securities under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(c) the applicable securities laws of the Authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities.

15. Accuracy of Undersigned's Representations. The Undersigned represents that the information and representations contained in this letter are true, correct and complete.

Dated: ________________, 2005 [First Closing Date]

Signature of Undersigned

Print Name of Undersigned

Address of Undersigned

Telephone no. of Undersigned

4

Schedule "A"

Attached is a copy of Prospecting Licence Renewal No. 2810/2004 (Tabora)

THE UNITED REPUBLIC OF TANZANIA

PROSPECTING LICENCE NO. PL2810/2004

GRANTED PURSUANT TO
SECTION 29 OF THE MINING ACT, 1998

WHEREAS M/S KBT DISCOVERY GROUP TANZANIA LIMITED of P.O. Box 543, DAR ES SALAAM has fulfilled the conditions of grant of Prospecting Licence pursuant to Section 28 of the Mining Act, 1998;

I, Daniel N. Yuna (MP), Minister for Energy and Minerals subject to the provisions of the Mining Act, 1998 and of the regulations thereunder now in force, or which may come into force during the continuance of this licence, or any renewal thereof and pursuant to the powers conferred upon me under Section 29 of the Mining Act, 1998, hereby grant M/S KBT DISCOVERY GROUP TANZANIA LIMITED (hereinafter called the licensee) Prospecting Licence with a preliminary reconnaissance period for all minerals other than building materials and gemstones over an area described in Annex "AR" (hereinafter called the Licence Area) to carry on such operations and execute such works as are necessary for that purpose.

This Prospecting Licence, unless sooner cancelled, suspended or surrendered pursuant to the provisions of the Mining Act, 1998 shall be valid for a period of twenty four (24) months effective from the date of grant.

Granted this 30 day of October, 2004.

/s/ Daniel N. Yona
Daniel N. Yona (MP)
MINISTER FOR ENERGY AND MINERALS

PL 2810/2004

PRELIMINARY RECONNAISSANCE PERIOD
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM
30-10-2004	29-10-2005	THS 211,2001 =	20378218	13-10/2004

INITIAL PERIOD

I HEREBY CONSENT TO THE RENEWAL OF PROSPECTING LICENCE

NO. PL ...... of M/S ............................... of P.O. Box ..................

for the Licence Area described in Annex "A" and Conditions prescribed in

Annex "B" for the initial period of ......months

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

FIRST RENEWAL

I HEREBY CONSENT TO THE FIRST RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of M/S ............................... of P.O. Box ..................

for the Licence Area described in Annex "A1" and Conditions prescribed in

Annex "B" for a period of ......months

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

PL 2810/2004

SECOND RENEWAL

I HEREBY CONSENT TO THE SECOND RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of M/S ............................... of P.O. Box ............................

for the area described in Annex "A2" and Conditions prescribed in

Annex "B" for a period of ......months.

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

PL 2810/2004

ANNEX "AR"

DESCRIPTION OF THE LICENCE AREA

Subject to Section 95 of the Mining Act, 1998 the Licence Area is at Nzega, Tabora Districts QDS 98/4 defined by lines of latitude and longitude having the following corner coordinates:-

Corner	Latitude (S)	Longitude (E)
A	04 deg. 44 min. 40 sec	32 deg. 47 min. 10 sec
B	04 deg. 44 min. 40 sec.	33 deg. 00 min. 00 sec
C	04 deg. 53 min. 15 sec.	33 deg. 00 min. 00 sec.
D	04 deg. 53 min. 15 sec.	32 deg. 47 min. 10 sec.

An area of approximately 377.0 square kilometres.

PL 2810/2004

ANNEX "B"

EMPLOYMENT AND TRAINING

1. The Licensee shall employ Tanzanian personnel with appropriate qualifications to the maximum extent practicable consistent with efficient operations.

2. Subject to clause 1, the Licensee shall not be restricted in employment, selection, assignment or discharge of its personnel provided, however, that the employment and discharge or disciplining of personnel shall be carried in accordance with the generally applicable laws and regulations of the United Republic of Tanzania.

3. Subject to paragraph 1 and to the requirement of any law relating to immigration, the Licensee and its sub-contractors may bring into Tanzania such expatriate personnel as in the Licensee's judgement, required to carry out mineral prospecting operations efficiently and successfully and the Government shall expeditiously provide the necessary work permits and other approvals required for the employment of such expatriate personnel.

Schedule "B"

Attached is a copy of Prospecting Licence No. 3117/2005 (Morogoro)
Prospecting Licence No. 3118/2005 (KM 7)

THE UNITED REPUBLIC OF TANZANIA

PROSPECTING LICENCE NO. PL3117/2005

GRANTED PURSUANT TO
SECTION 29 OF THE MINING ACT, 1998

WHEREAS M/S ATLAS AFRICA LIMITED of P.O. Box 9810, DAR ES SALAAM has fulfilled the conditions of grant of Prospecting Licence pursuant to Section 28 of the Mining Act, 1998;

I, Daniel N. Yuna (MP), Minister for Energy and Minerals subject to the provisions of the Mining Act, 1998 and of the regulations thereunder now in force, or which may come into force during the continuance of this Prospecting Licence, or any renewal thereof and pursuant to the powers conferred upon me under Section 29 of the Mining Act, 1998 hereby grant to M/S ATLAS AFRICA LIMITED (hereinafter called the Licensee) Prospecting Licence for all minerals other than building materials and gemstones over an area described in Annex "A" (hereinafter called the Licence Area) to carry on such prospecting operations and execute such other works as are necessary for that purpose.

This Prospecting Licence, unless sooner cancelled, suspended or surrendered pursuant to the provisions of the Mining Act, 1998 shall be valid for a period of thirty six (36) months effective from the date of grant.

Granted this 29 day of March, 2005.

/s/ Daniel N. Yona
Daniel N. Yona (MP)
MINISTER FOR ENERGY AND MINERALS

PL 3117/2005

INITIAL PERIOD
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM
29-3-2005	28-3-2006	USD = 200 =	22642817	4-3-2005

FIRST RENEWAL

I HEREBY CONSENT TO THE FIRST RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of............................... of P.O. Box ............................

for the Licence Area described in Annex "A1" and Conditions prescribed in

Annex "B" for a period of ......months effective from the .................... day of

........................ 200..........

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

SECOND RENEWAL

I HEREBY CONSENT TO THE SECOND RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of............................... of P.O. Box ............................

for the Licence Area described in Annex "A2" and Conditions prescribed in

Annex "B" for a period of ......months effective from the .................... day of

........................ 200..........

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

PL 3117/2005

ANNEX "A"

DESCRIPTION OF THE LICENCE AREA

Subject to Section 95 of the Mining Act, 1998 the Licence Area is at Mangai and Mvomero area in Kilosa and Morogoro District, QDS 182/4 defined by lines of latitude and longitude having the following corner coordinates:-
Corner	Latitude (S)	Longitude (E)
A	06 deg. 56 min. 46 sec	37 deg. 15 min. 00 sec.
B	06 deg. 56 min. 46 sec.	37 deg. 28 min. 43 sec.
C	07 deg. 00 min. 00 sec.	37 deg. 28 min. 43 sec.
D	07 deg. 00 min. 00 sec.	37 deg. 23 min. 40 sec.
E	06 deg. 58 min. 00 sec.	37 deg. 23 min. 40 sec.
F	06 deg. 58 min. 00 sec.	37 deg. 22 min. 48 sec.
G	06 deg. 58 min. 28 sec.	37 deg. 22 min. 48 sec.
H	06 deg. 58 min. 28 sec.	37 deg. 22 min. 14 sec.
I	06 deg. 58 min. 54 sec.	37 deg. 22 min. 14 sec.
J	06 deg. 58 min. 54 sec.	37 deg. 21 min. 37 sec.
K	07 deg. 00 min. 00 sec.	37 deg. 21 min. 37 sec.
L	07 deg. 00 min. 00 sec.	37 deg. 15 min. 00 sec.

An area of approximately 140.0 square kilometres.

PL 3117/2005

ANNEX "B"

EMPLOYMENT AND TRAINING

1. The Licensee shall employ Tanzanian personnel with appropriate qualifications to the maximum extent practicable consistent with efficient operations.

2. Subject to Clause 1, the Licensee shall not be restricted in employment, selection, assignment or discharge of its personnel provided, however, that the employment and discharge or disciplining of personnel shall be carried in accordance with the generally applicable laws and regulations of the United Republic of Tanzania.

3. Subject to Clause 1 and to the requirement of any law relating to immigration, the Licensee and its sub-contractor(s) may bring into Tanzania such expatriate personnel as in the Licensee's judgement, required to carry out mineral prospecting operations efficiently and successfully and the Government shall expeditiously provide the necessary work permits and other approvals required for the employment of such expatriate personnel.

THE UNITED REPUBLIC OF TANZANIA

PROSPECTING LICENCE NO. PL3118/2005

GRANTED PURSUANT TO
SECTION 29 OF THE MINING ACT, 1998

WHEREAS M/S ATLAS AFRICA LIMITED of P.O. Box 9820, DAR ES SALAAM has fulfilled the conditions of grant of Prospecting Licence pursuant to Section 28 of the Mining Act, 1998;

I, Daniel N. Yuna (MP), Minister for Energy and Minerals subject to the provisions of the Mining Act, 1998 and of the regulations thereunder now in force, or which may come into force during the continuance of this Prospecting Licence, or any renewal thereof and pursuant to the powers conferred upon me under Section 29 of the Mining Act, 1998 hereby grant to M/S ATLAS AFRICA LIMITED (hereinafter called the Licensee) Prospecting Licence for all minerals other than building materials and gemstones over an area described in Annex "A" (hereinafter called the Licence Area) to carry on such prospecting operations and execute such other works as are necessary for that purpose.

This Prospecting Licence, unless sooner cancelled, suspended or surrendered pursuant to the provisions of the Mining Act, 1998 shall be valid for a period of thirty six (36) months effective from the date of grant.

Granted this 29 day of March, 2005.

/s/ Daniel N. Yona
Daniel N. Yona (MP)
MINISTER FOR ENERGY AND MINERALS

PL 3118/2005

INITIAL PERIOD
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM
29-3-2005	28-3-2006	USD = 200 =	22378923	22-3-2005

FIRST RENEWAL

I HEREBY CONSENT TO THE FIRST RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of............................... of P.O. Box ............................

for the Licence Area described in Annex "A1" and Conditions prescribed in

Annex "B" for a period of ......months effective from the .................... day of

........................ 200..........

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

SECOND RENEWAL

I HEREBY CONSENT TO THE SECOND RENEWAL OF PROSPECTING

LICENCE NO. PL ...... of............................... of P.O. Box ............................

for the Licence Area described in Annex "A2" and Conditions prescribed in

Annex "B" for a period of ......months effective from the .................... day of

........................ 200..........

MINISTER FOR ENERGY AND MINERALS.
From Date	To Date	Prep. Fee and Rent	ERV Number	Date	Signature of CM

PL 3118/2005

ANNEX "A"

DESCRIPTION OF THE LICENCE AREA

Subject to Section 95 of the Mining Act, 1998 the Licence Area is at Makuyu Kiwanda area in Kilindi District, QDS 146/2 defined by lines of latitude and longitude having the following corner coordinates:-
Corner	Latitude (S)	Longitude (E)
A	05 deg. 40 min. 00 sec	37 deg. 20 min.00 sec.
B	05 deg. 40 min. 00 sec.	37 deg. 25 min 00 sec.
C	05 deg. 43 min. 10 sec.	37 deg. 25 min. 00 sec.
D	05 deg. 43 min. 10 sec.	37 deg. 30 min. 00 sec.
E	05 deg. 45 min. 00 sec.	37 deg. 30 min. 00 sec.
F	05 deg. 45 min. 00 sec.	37 deg. 20 min. 24 sec.
G	05 deg. 44 min. 24 sec.	37 deg. 20 min. 24 sec.
H	05 deg. 44 min. 24 sec.	37 deg. 21 min. 00 sec.
I	05 deg. 40 min. 48 sec.	37 deg. 21 min. 00 sec.
J	05.deg. 40 min. 48 sec.	37 deg. 20 min. 00 sec.

An area of approximately 103.6 square kilometres

PL 3118/2005

ANNEX "B"

EMPLOYMENT AND TRAINING

1. The Licensee shall employ Tanzanian personnel with appropriate qualifications to the maximum extent practicable consistent with efficient operations.

2. Subject to Clause 1, the Licensee shall not be restricted in employment, selection, assignment or discharge of its personnel provided, however, that the employment and discharge or disciplining of personnel shall be carried in accordance with the generally applicable laws and regulations of the United Republic of Tanzania.

3. Subject to Clause 1 and to the requirement of any law relating to immigration, the Licensee and its sub-contractor(s) may bring into Tanzania such expatriate personnel as in the Licensee's judgement, required to carry out mineral prospecting operations efficiently and successfully and the Government shall expeditiously provide the necessary work permits and other approvals required for the employment of such expatriate personnel.

Schedule "C"

Attached is a complete copy of Joint Venture Agreement between the Vendor and Atlas Africa with respect to Morogoro property.

Schedule "D"

Attached is a complete copy of Joint Venture Agreement between the Vendor and Atlas Africa with respect to KM 7 property.